AMENDMENT TO
                              SB/HGS COLLABORATION
                        AGREEMENT AND LICENSE AGREEMENT
                                      AND
                     AMENDED AND RESTATED LICENSE AGREEMENT

                  This Agreement, effective as of this 28th day of June, 1996, is between, on the one hand, SmithKline Beecham Corporation, a corporation organized under the laws of the Commonwealth of Pennsylvania, having a place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19101, U.S.A. ("SB corp"), SmithKline Beecham p.l.c., a corporation organized under the laws of England and having a place of business at Great West Road, Brentford, Middlesex, U.K. ("SB plc" and, individually and collectively with SB corp, "SB"), and, on the other hand, Human Genome Sciences, Inc., a corporation organized under the laws of the State of Delaware, having a place of business at 9410 Key West Avenue, Rockville, Maryland 20850, U.S.A. ("HGS").

                                WITNESSETH THAT:

                  WHEREAS SB and HGS entered  into the  COLLABORATION  AGREEMENT
relating  to  sequencing  of  expressed   genes  and  development  of  practical
applications therefor; and

                  WHEREAS SB corp, SmithKline Beecham Intercredit, B.V., and HGS entered into the AMENDED AND RESTATED LICENSE AGREEMENT pursuant to which HGS granted to SB certain licenses under HGS PATENTS and HGS TECHNOLOGY to make, have made, use and sell COLLABORATION PRODUCTS in the SB FIELD, and to license certain technologies to TAKEDA pursuant to the SB/TAKEDA AGREEMENT; and

                  WHEREAS, simultaneously with the execution hereof, SB and HGS are entering into that certain SB/HGS LICENSE AGREEMENT, pursuant to which SB and HGS will form alliances with THIRD PARTIES in addition to TAKEDA and collaborate with and/or grant licenses to COLLABORATION PARTNERS under HGS TECHNOLOGY (as defined in the SB/HGS LICENSE AGREEMENT) and SB TECHNOLOGY (as defined in the SB/HGS LICENSE AGREEMENT) in the SB FIELD (as defined in the SB/HGS LICENSE AGREEMENT) and as to GENE THERAPY VACCINES, and which SB/HGS LICENSE AGREEMENT supersedes and replaces the COLLABORATION AGREEMENT and the AMENDED AND RESTATED LICENSE AGREEMENT as to the SB FIELD and GENE THERAPY VACCINES;

                  WHEREAS, the parties desire to clarify certain matters with respect to technologies and related issues that, pursuant to the terms of the respective agreements, may be covered by both the SB/HGS LICENSE AGREEMENT, on the one hand, and the COLLABORATION AGREEMENT and the AMENDED AND RESTATED LICENSE AGREEMENT, to the extent such agreements remain in force after the date hereof, on the other, and to set forth certain rights of SB in respect of COLLABORATION PARTNER PATENTS;

                  NOW,   THEREFORE,   in  consideration  of  the  covenants  and
obligations expressed herein, and intending to be legally bound, and otherwise to be bound by proper and reasonable conduct, the parties agree as follows:

1.       DEFINITIONS

1.1 All fully capitalized words and phrases shall have the meanings set forth in the COLLABORATION AGREEMENT, except as otherwise defined herein; provided, however, that fully capitalized words and phrases not defined in the COLLABORATION AGREEMENT or otherwise defined herein shall have the meanings set forth in the SB/HGS LICENSE AGREEMENT.

1.2      "COLLABORATION   AGREEMENT"  shall  mean  the  Collaboration  Agreement
         entered into between SB and HGS effective as of May 19, 1993, as amended as of immediately before the EFFECTIVE DATE and by this Agreement.

1.3 "EFFECTIVE DATE" shall have the meaning ascribed in the SB/HGS LICENSE AGREEMENT.

1.4 "RESIDUAL SB FIELD" shall mean the SB FIELD, as defined in the COLLABORATION AGREEMENT, excluding the SB FIELD, as defined in the SB/HGS LICENSE AGREEMENT.

2.       AMENDMENT TO COLLABORATION AGREEMENT AND AMENDED AND RESTATED LICENSE

2.1 The parties agree to enter into a formal amendment to amend the COLLABORATION AGREEMENT and the AMENDED AND RESTATED LICENSE AGREEMENT according to the following principles:

         (a) All disclosures, transfers and exchanges of information and technology pursuant to the COLLABORATION AGREEMENT and the AMENDED AND RESTATED LICENSE AGREEMENT shall be governed only by the provisions of the SB/HGS LICENSE AGREEMENT governing the disclosure, transfer and exchange of information and technology. Without limiting the generality of the foregoing, no grant of any license or right pursuant to the COLLABORATION AGREEMENT or the AMENDED AND RESTATED LICENSE AGREEMENT shall require the disclosure, transfer or exchange of information or technology not required by the SB/HGS LICENSE AGREEMENT. The only exception to the foregoing two sentences shall occur in the event that an SB PRODUCT becomes an HGS PRODUCT in the RESIDUAL SB FIELD pursuant to Paragraphs 7.10 or 7.11 of the COLLABORATION AGREEMENT, in which event SB shall transfer to HGS the SB TECHNOLOGY (as defined in the COLLABORATION AGREEMENT) pertaining to such former SB PRODUCT in the RESIDUAL SB FIELD.

         (b) Subject to paragraph (a), above, the COLLABORATION AGREEMENT and the AMENDED AND RESTATED LICENSE AGREEMENT apply only in the RESIDUAL SB FIELD. Without limiting the generality of the foregoing, the rights of the parties to claim SB PRODUCTS or HGS PRODUCTS in the RESIDUAL SB FIELD, the licenses to perform research and development in the RESIDUAL SB FIELD, the licenses to SB PRODUCTS and HGS PRODUCTS in the RESIDUAL SB FIELD, and the royalties due and payable on sales of such SB PRODUCTS and HGS PRODUCTS are each governed only by the COLLABORATION AGREEMENT and the AMENDED AND RESTATED LICENSE AGREEMENT.

         (c) The restrictions on SB's use of SB TECHNOLOGY and HGS TECHNOLOGY shall be governed by the SB/HGS LICENSE AGREEMENT, and the exceptions to such restrictions shall be amended to include SB PRODUCT (as defined in the COLLABORATION AGREEMENT) in the RESIDUAL SB FIELD in the TERRITORY (as defined in the COLLABORATION AGREEMENT), COLLABORATION PRODUCT in the RESIDUAL FIELD in SOUTHEAST ASIA, and research and develeopment during the INITIAL RESEARCH TERM and under RESEARCH PROGRAMS in the RESIDUAL SB FIELD.

3.       LICENSE

3.1 HGS hereby grants to SB an exclusive or nonexclusive (in either case sublicensable) license, as the case may be, under all COLLABORATION PARTNER PATENTS in the RESIDUAL SB FIELD, to the full extent of HGS' interest in such COLLABORATION PARTNER PATENTS in the RESIDUAL SB FIELD, including, without limitation, the sublicensable right to use such COLLABORATION PARTNER PATENTS for purposes of researching, developing, making and having made, using and selling (as defined in Paragraph 1.33 of the SB/HGS LICENSE AGREEMENT) human and animal health care products in the RESIDUAL SB FIELD.

4        DISPUTE RESOLUTION

4.1 In the event of any dispute concerning whether a matter, issue or area is subject to both the SB/HGS LICENSE AGREEMENT, on the one hand, and the COLLABORATION AGREEMENT or the AMENDED AND RESTATED LICENSE AGREEMENT, on the other hand, such dispute shall be resolved by the RC or otherwise as provided in Paragraph 4.1 of the SB/HGS LICENSE AGREEMENT. The matter, issue or area shall be governed by such SB/HGS LICENSE AGREEMENT until such dispute is resolved to the contrary.

                  IN WITNESS WHEREOF, the parties, through their authorized officers, have executed this Agreement as of the date first written above.

SmithKline Beecham Corporation


By:______________________________



SmithKline Beecham, p.l.c.


By:______________________________



Human Genome Sciences, Inc.


By:______________________________